UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2021

RENOVORX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40708	27-1448452
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4546 El Camino Real, Suite B1 Los Altos, CA		94022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 284-4433

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RNXT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On August 30, 2021, RenovoRx, Inc. (the “Company”) filed a Sixth Amended and Restated Certificate of Incorporation (the “Sixth Amended and Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of its initial public offering of shares of common stock and warrants. The Company’s board of directors and stockholders previously approved the Sixth Amended and Restated Certificate to be effective upon the closing of the initial public offering.

Amendment and Restatement of By-Laws

Effective as of August 30, 2021, the Company adopted amended and restated by-laws (the “Amended and Restated By-Laws”), in connection with the closing of its initial public offering. The Company’s board of directors and stockholders previously approved the Amended and Restated By-Laws to be effective upon the closing of the initial public offering.

Please see the description of the Sixth Amended and Restated Certificate and the Amended and Restated By-Laws in the section entitled “Description of Securities” in the final prospectus of the Company dated August 25, 2021 and filed with the Securities and Exchange Commission on August 27, 2021 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-258071). The foregoing descriptions, including the descriptions in the final prospectus, of the Sixth Amended and Restated Certificate and the Amended and Restated By-Laws are qualified in their entirety by reference to the full text of the Sixth Amended and Restated Certificate and the Amended and Restated By-Laws, which are filed as Exhibits 3.1 and 3.2 hereto, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Sixth Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated By-Laws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVORX, INC.
Dated: August 31, 2021
	By:	/s/ Shaun R. Bagai
	Name:	Shaun R. Bagai
	Title:	Chief Executive Officer

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